Exhibit (e)(1)(iii)

AMENDED SCHEDULE I

UNDERWRITING AGREEMENT

The following series and classes of shares are offered effective as of October 31, 2013:

Transamerica Arbitrage Strategy	Class I2

Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Growth Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R

Transamerica Bond	Class I2

Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2

Transamerica Commodity Strategy	Class I2

Transamerica Core Bond	Class I2

Transamerica Developing Markets Equity	Class I2

Transamerica Diversified Equity	Class A
Class B
Class C
Class I
Class I2
Class T

Transamerica Dividend Focused	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2

Transamerica Emerging Markets Equity	Class A
Class C
Class I
Class I2

Transamerica Enhanced Muni	Class A
Class C
Class I

Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2

Transamerica Floating Rate	Class A
Class C
Class I
Class I2

Transamerica Global Allocation	Class I2

Transamerica Global Macro	Class I2

Transamerica Global Real Estate Securities	Class I2

Transamerica Growth	Class I2

Transamerica Growth Opportunities	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2

Transamerica High Yield Muni	Class A
Class C
Class I

Transamerica Income & Growth	Class A
Class C
Class I
Class I2

Transamerica International	Class I2

Transamerica International Bond	Class A
Class C
Class I
Class I2

Transamerica International Equity	Class A
Class C
Class I
Class I2

Transamerica International Equity Opportunities	Class I2

Transamerica International Small Cap	Class I2

Transamerica International Small Cap Value	Class I
Class I2

Transamerica International Value	Class I2

Transamerica International Value Opportunities	Class I2

Transamerica Large Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Large Cap Value	Class A
Class C
Class I
Class I2

Transamerica Long/Short Strategy	Class I2

Transamerica Managed Futures Strategy	Class I2

Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Mid Cap Value	Class I2

Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2

Transamerica Money Market	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2

Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Transamerica Multi-Manager International Portfolio	Class A
Class B
Class C
Class I

Transamerica Opportunistic Allocation	Class A
Class C
Class I

Transamerica Real Return TIPS	Class I2

Transamerica Select Equity	Class I2

Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2

Transamerica Small Cap Core	Class A
Class C
Class I
Class I2

Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2

Transamerica Small Cap Value	Class A
Class C
Class I
Class I2

Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I
Class I2

Transamerica Tactical Allocation	Class A
Class C
Class I

Transamerica Tactical Income	Class A
Class C
Class I

Transamerica Tactical Rotation	Class A
Class C
Class I

Transamerica Total Return	Class I2

Transamerica Value	Class I2